INTANGIBLE ASSETS, NET (Details 1)	Dec. 31, 2015 USD ($)
Finite-Lived Intangible Assets [Line Items]
2016	$ 386,540
2017	383,447
2018	381,238
2019	381,238
2020	381,238
2021 and thereafter	2,535,103
Finite-Lived Intangible Assets, Net, Total	$ 4,448,804